UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 10, 2010

THE DOW CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-3433	38-1285128
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

2030 DOW CENTER, MIDLAND, MICHIGAN 48674

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 989-636-1000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 10, 2010, the Board of Directors (the “Board”) of The Dow Chemical Company (the “Company”), approved amendments to the Company’s Bylaws and readopted them in full (as amended, the “Bylaws”). The amendments became effective immediately. The amendments are summarized below.

•

The amendments: (a) remove the provision specifying a share ownership threshold for stockholders to call a special meeting of stockholders in order to eliminate duplication with, and instead cross-reference, the threshold set forth in the Company’s Certificate of Incorporation; (b) outline procedures applicable to the calling of stockholder-requested special meetings; and (c) require that stockholders requesting a special meeting provide the same information about matters that they intend to propose at the special meeting as they would have to provide when submitting a notice under the advance notice provisions of the Bylaws. At the Company’s 2010 Annual Meeting of Stockholders, the Company will request that stockholders approve an amendment to the Certificate of Incorporation to lower the share ownership threshold for stockholders to call a special meeting of stockholders from 50% to 25%. (Section 2.2)

•

The amendments consolidate the advance notice provisions applicable to director nominations and other business. The amendments also update the information that must appear in a notice submitted by a stockholder that intends to propose a nomination or other business at a stockholder meeting. Among other things, the amendments require a stockholder to provide information about any agreement, arrangement or understanding that has the effect or intent of mitigating loss, managing risk or benefit from changes in the share price of any class or series of shares of the Company, or maintaining, increasing or decreasing voting power with respect to shares of the Company, including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares. (Section 2.9(a))

•

The amendments revise the advance notice deadlines applicable to annual meetings of stockholders where the date of the annual meeting changes by more than 30 days from the anniversary date of the previous year’s meeting and to special meetings at which directors are to be elected. In addition, the amendments clarify that the advance notice provisions in the Bylaws do not apply to stockholder proposals submitted for inclusion in Company proxy statements pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934. (Sections 2.9(a)(ii), 2.9(b) and 2.9(a)(iv))

•	The amendments eliminate the Executive Committee as a standing committee of the Board and remove the provisions outlining the responsibilities of the Committee. (Section 4.1 and former Section 4.2)

•	Additional amendments make minor updating changes, clarifying or conforming changes, and immaterial language changes.

The foregoing description is qualified in its entirety by reference to the Bylaws, effective as of February 10, 2010, which are filed as Exhibit 3.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Bylaws of The Dow Chemical Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2010

The Dow Chemical Company

By:	/s/ Ronald C. Edmonds
Name: Ronald C. Edmonds Title: Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

3.1	Bylaws of The Dow Chemical Company.